                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 2


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d)  OF  THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:   JANUARY  31, 1996
                        (DATE OF EARLIEST EVENT REPORTED)

                               PC ETCETERA,  INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                       0-17419                 13-3260705
   (STATE OR OTHER              (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                           IDENTIFICATION NUMBER)



                  462 SEVENTH AVENUE, NEW YORK,  NEW YORK 10018
                  ---------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212) 736-5870
                                                            --------------

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to a Stock Purchase Agreement dated as of January 31, 1996 (the "Agreement"), PC Etcetera, Inc. (the "Company") sold all of the outstanding stock of PC Etcetera Inc., a Quebec corporation ("PC Canada"), to Training Holdings L.L.C. (the "Purchaser") for a purchase price of $605,000 (inclusive of approximately $55,000 paid to the Company prior to the closing). Simultaneously with such sale, the Purchaser paid to the Company the sum of $200,000 as a non-refundable license payment in consideration of the license by the Company to PC Canada of certain computer software (such payment being in addition to the royalty amounts due pursuant to the license described below). Of the total proceeds received, approximately $500,000 was to be used to repay certain indebtedness incurred by the Company in December 1995. To date, $250,000 has been repaid.

     Pursuant to the Agreement, the parties agreed to negotiate in good faith the terms of a three year license agreement between the Company and PC Canada which would provide for the grant of a license by the Company to PC Canada to use certain intellectual property, including the right to use certain computer software, in consideration of the payment of certain royalty amounts to the Company as follows: (i) 20% of the gross billings for all custom computer-based training ("CBT") projects developed by PC Canada and (ii) 30% of the gross
billings for all CBT titles sold or licensed by PC Canada.   In addition,
concurrently with the execution of the Agreement, in consideration of certain services to be performed by the Company with respect to certain leases to which PC Canada is a party, the Purchaser agreed to pay to the Company a fee based upon reductions in rents and other costs required to be paid by PC Canada pursuant to such leases.


     The Company had been exploring the terms of a transaction pursuant to which its United States instructor-led training operations would be sold to the Purchaser or an affiliate thereof. In lieu thereof, in April 1996, the Company sold all of the operating assets relating to its San Francisco training center and Boise, Idaho business location to an affiliate of the Purchaser. The assets sold were not "significant" within the meaning of the rules and regulations of the Securities and Exchange Commission. In addition, such operations were not significant to the Company as a whole.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                    Not applicable.

               (b)  PRO FORMA FINANCIAL INFORMATION.

                    (i) Pro Forma Consolidated Balance Sheet of the Company as of December 31, 1995;

                    (ii) Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 1995.


               (c)  EXHIBITS.

                    (i) Stock Purchase Agreement dated as of January 31, 1996 by and between Training Holdings L.L.C. and PC Etcetera, Inc., as amended.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PC ETCETERA, INC.


Dated:  June 14, 1996
                                             By: /s/ Terry I. Steinberg
                                             -----------------------------
                                             Terry I. Steinberg, President

ITEM 7(b) PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of December 31, 1995 and Pro Forma Consolidated Statement of Operations for the year then ended have been prepared to reflect the sale of all of the outstanding stock of PC Etcetera Inc., the Company's wholly-owned Canadian subsidiary, and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of PC Etcetera, Inc. and its subsidiaries (the "Company"). The Pro Forma Consolidated Balance Sheet was prepared as if the sale occurred on December 31, 1995. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 was prepared assuming the transaction occurred on January 1, 1995.

The pro forma financial information is unaudited and not necessarily indicative of what the actual financial position of the Company would have been as of December 31, 1995 or what the consolidated results of operations would have been if the sale transaction had been consummated at January 1, 1995, nor does it purport to represent the future financial position or results of operations for future periods.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)



1.   BASIS OF PRESENTATION

The Company entered into a Stock Purchase Agreement dated as of January 31, 1996 to sell all of the outstanding stock of its wholly-owned Canadian subsidiary, PC Etcetera Inc., a Quebec corporation, to Training Holdings L.L.C.

The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the sale transaction occurred on December 31, 1995. Certain amounts have been reclassified to conform with the current presentation. All references herein to numbers of shares of Common Stock and per share amounts, and all references herein to dollar amounts that are based upon the number of shares of Common Stock that are issued, give retroactive effect to the one-for-five reverse split of the shares of Common Stock effectuated as of April 19, 1995.

The accompanying unaudited Pro Forma Consolidated Statement of Operations is presented as if the sale transaction occurred on January 1, 1995.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1995 and for the year then ended. In management's opinion, all material adjustments necessary to reflect the effect of the transaction by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position of the Company would have been as of December 31, 1995, or what the consolidated results of operations would have been for the year then ended had the sale transaction occurred on January 1, 1995 nor are they necessarily indicative of the financial position or results of operations for future periods.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)



2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:


(A) The Company converted intercompany advances in the amount of $384,378 from the Company to its subsidiary into paid-up capital in the subsidiary.

(B) To reflect the elimination of the balances of the Company's wholly-owned subsidiary, which was sold, from the Company's consolidated financial statements.

(C) To reflect the $718,574 cash received (net of brokers and legal fees of $86,426) and the $134,196 gain on the sale of the subsidiary. The $805,000 gross cash received represents $605,000 as the purchase price for the transferred assets plus a $200,000 nonrefundable license payment, which is reflected as deferred revenue and other liabilities.


(D) In December 1995, the Company obtained a loan from certain related parties in the amount of $500,000. The terms of the loan provide that the Company would repay the notes from the proceeds of the sale of assets such as the shares of the Canadian subsidiary. To date, only $250,000 of the loan has been repaid from the proceeds.




3.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS:

(A) To reflect the elimination of the results of operations of the Company's wholly-owned subsidiary, which was sold, from the Company's consolidated financial statement.

(B) To reflect the elimination of the management fees charged to the subsidiary during the year ended December 31, 1995. Management fees represented the subsidiary's share of corporate allocated charges for system management and fiscal support. Such amounts were eliminated in the consolidation historical results.


As a result of the above transactions, the Company would recognize a gain on the sale of the Canadian subsidiary in the amount of $134,196. The $200,000 license fee will be recognized over the three year life of the agreement. The Company does not believe there will be any income tax payable as a result of this gain due to the operating losses incurred, along with significant net operating loss carryforwards.

                       PC ETCETERA, INC.  AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1995
                                   (UNAUDITED)


                                                         TOTAL PCE                                       NOTE      PRO FORMA AS
                                                       CONSOLIDATED        PRO FORMA ADJUSTMENTS          2          ADJUSTED
                                                                       DISPOSITION     USE OF PROCEEDS
 ASSETS:
 CURRENT ASSETS:
 Cash and Cash Equivalents                                 $183,019          718,574          (250,000)   C,D            $651,593
 Accounts Receivable                                      1,304,891        (448,172)                      B               856,719
 Inventory                                                   32,467                                                        32,467
 Prepaid Expenses and other Current Assets                  109,629         (31,299)                      B                78,330
                                                    ------------------------------------------------------------------------------
      Total Current Assets                                1,630,006          239,103          (250,000)                 1,619,109
                                                    ------------------------------------------------------------------------------

 Property and Equipment                                   1,734,072        (250,395)                      B             1,483,677
 Leasehold Improvements                                      41,128         (35,296)                      B                 5,832
 Less:   Accumulated Depreciation and
         Amortization                                     (916,573)          142,913                      B             (773,660)
                                                    ------------------------------------------------------------------------------
                                                            858,627        (142,778)                                      715,849
                                                    ------------------------------------------------------------------------------

 OTHER ASSETS:

 Security Deposits                                           62,034          (5,037)                      B                56,997
 Other Assets (Net)                                          16,000                0                                       16,000
 Investment in Canadian Subsidiary                                           384,378                      A
                                                                           (384,378)                      C
                                                    ------------------------------------------------------------------------------
      Total Other Assets                                     78,034          (5,037)                                       72,997
                                                    ------------------------------------------------------------------------------
 TOTAL ASSETS                                            $2,566,667         $91,288          ($250,000)                $2,407,955
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

 LIABILITIES AND STOCKHOLDERS' EQUITY:

 CURRENT LIABILITIES:

 Accounts Payable and Accrued Expenses                   $1,709,718       ($148,779)                      B            $1,560,939
 Payroll Taxes Payable                                      104,754         (28,132)                      B                76,622
 Deferred Revenue                                            53,140         (22,758)                      B                97,049
                                                                              66.667                      C
 Loans Payable - Bank - Current Portion                     265,481                0                                      265,481
 Loans Payable - Other  -  Current Portion                  354,569                0                                      354,569
 Loans Payable - Affiliate                                  535,707                           (250,000)   D               285,707
 Capital Equipment Payable - Current Portion                163,970         (43,239)                      B               120,731
                                                    ------------------------------------------------------------------------------
      Total Current Liabilities                           3,187,339        (176,241)          (250,000)                 2,761,098

 OTHER LIABILITIES:

 Capital Equipment Obligations                              109,726                0                                      109,726
 Loans Payable - Bank                                        39,702                0                                       39,702
 Other Liabilities                                                0          133,333                      C               133,333
 Intercompany Payables                                                     (384,378)                      B                     0
                                                                             384,378                      A
                                                    ------------------------------------------------------------------------------
      TOTAL LIABILITIES                                   3,336,767         (42,908)          (250,000)                 3,043,859
                                                    ------------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY (DEFICIT)

 Common Stock                                                31,275                0                                       29,275
 Preferred Stock                                              1,000                0                                        1,000
 Paid In Capital                                          5,284,283                0                                    5,286,283
 Retained Earnings (Deficit)                            (6,086,658)          134,196                      C           (5,952,462)
                                                    ------------------------------------------------------------------------------
      Total Stockholders' Equity (Deficit)                (770,100)          134,196                                    (635,904)

                                                    ------------------------------------------------------------------------------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $2,566,667          $91,288          (250,000)                $2,407,955
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

                       PC ETCETERA, INC.  AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

                                      TOTAL PCE    PRO FORMA   NOTE  PRO FORMA
                                     CONSOLIDATED ADJUSTMENTS   3   AS ADJUSTED
 Revenues                             $11,148,929  $3,335,460   A    $7,813,469

 Cost of  Revenues                      7,231,364   2,007,871   A     5,223,493
                                     -------------------------     -------------
 Gross Profit                           3,917,565   1,327,589         2,589,976

 Selling, General and                   5,521,837   1,343,032   A     4,358,805
 Administrative Expenses
                                                    (180,000)   B
 Research and Development Expenses        891,686                       891,686
 Loss on Software Investment            1,202,100                     1,202,100
                                     -------------------------     -------------

 Operating Income (Loss)              (3,698,058)     164,557       (3,825,273)

 Other (Expenses) (Net)                 (147,917)       7,663   A     (140,254)

                                     -------------------------     -------------
 Net Income (Loss)                   ($3,845,975)    $156,894      ($4,002,869)
                                     -------------------------     -------------
                                     -------------------------     -------------

 Earnings Per Share:

 Net (Loss)                               ($1.36)                       ($1.42)
                                     -------------                 -------------
                                     -------------                 -------------

 Weighted Average Number of Shares      2,827,462                     2,827,462
                                     -------------                 -------------
                                     -------------                 -------------
